UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06083
Name of Registrant:	Vanguard Ohio Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2014 – May 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2015

Vanguard Ohio Tax-Exempt Funds

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Ohio Tax-Exempt Money Market Fund.	11
Ohio Long-Term Tax-Exempt Fund.	25
About Your Fund’s Expenses.	47
Trustees Approve Advisory Arrangements.	49
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended May 31, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	0.01%	0.02%	0.00%	0.00%	0.00%
Other States Tax-Exempt Money Market Funds
Average					0.01
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Ohio Long-Term Tax-Exempt Fund	2.43%	4.54%	1.68%	-0.59%	1.09%
Barclays OH Municipal Bond Index					1.02
Ohio Municipal Debt Funds Average					0.98

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
7-day SEC yield for the Ohio Tax-Exempt Money Market Fund; 30-day SEC yield for the Ohio Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2014, Through May 31, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Ohio Long-Term Tax-Exempt Fund	$12.63	$12.49	$0.213	$0.065

Chairman’s Letter

Dear Shareholder,

The broad U.S. municipal bond market earned positive but muted returns during the half year ended May 31, 2015, after a strong showing for the previous 12 months. As I cautioned in my letter to you in our annual report, the robust returns—especially for longer-maturity funds—were unlikely to continue after interest rates had fallen so low.

Vanguard Ohio Long-Term Tax Exempt Fund returned 1.09%, a step or two ahead of the broad national muni market. In contrast to the last fiscal year, interest income was the primary driver of muni returns, although this was partly offset by lower bond prices.

The bond fund edged ahead of its benchmark index, which returned 1.02%, and the 0.98% average of its peers as its allocation to longer-term and lower-rated bonds produced above-par results. The advisor’s success in finding pockets of relative value in the market also helped.

Guidance from the Federal Reserve about an eventual increase in interest rates pushed yields of short-term munis a little higher over the six months. However, yields of money market instruments remained at rock-bottom levels. Vanguard Ohio Tax Exempt Money Market Fund returned 0.00%, in line with the average of its peer group.

Municipal bond prices generally moved lower. The 30-day SEC yield for Investor Shares of the Long-Term Fund rose from

2.33% at the end of November to 2.43% at the end of May. (Bond prices and yields move in opposite directions.) The 7-day SEC yield for the Money Market Fund stood at 0.01%, on par with its level six months earlier.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of May 31, however, only the Money Market Fund owned securities that would generate income distributions subject to the AMT.

On a separate matter, I wanted to give you a brief update on money market reform. In 2014, the Securities and Exchange

Commission adopted regulatory changes governing money market funds, which fund sponsors must adopt by October 2016. In your fund’s last annual report, we noted that the vast majority of investors in Vanguard money market funds would not be affected by the new rules—and that’s still the case.

On June 16, we announced some changes for Vanguard’s lineup of taxable and tax-exempt money market funds. Most notably for this report, we plan to designate all six of our tax-exempt funds (one national fund and five state funds, including Ohio’s) as “retail funds,” meaning that individual investors will continue to have access to these funds at a stable net asset value of $1 per share.

Market Barometer
	Total Returns
	Periods Ended May 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	1.09%	3.03%	3.90%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.71	3.18	4.53
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.02	0.05

Stocks
Russell 1000 Index (Large-caps)	3.41%	11.91%	16.68%
Russell 2000 Index (Small-caps)	6.94	11.32	15.04
Russell 3000 Index (Broad U.S. market)	3.67	11.86	16.54
FTSE All-World ex US Index (International)	3.78	0.08	8.51

CPI
Consumer Price Index	0.70%	-0.04%	1.74%

Taxable bonds gained ground despite setbacks along the way

The broad U.S. taxable bond market traced a bumpy path to return 1.09% for the six months ended May 31, 2015. Three months of gains, including a return of more than 2% in January, were tempered by three months of declines.

During the period, U.S. Treasury bonds attracted investors amid uncertainties including Greece’s future. The yield of the 10-year Treasury note ended May at 2.14%, down from 2.25% six months earlier.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.65%, restrained by the U.S. dollar’s strength against many foreign currencies. Without this currency effect, international bond retuns were positive, thanks in part to the stimulative monetary policies of many of the world’s central banks.

Short-term interest rates, pegged to the Fed’s target of 0%–0.25%, severely limited returns for money market funds and savings accounts.

U.S. stocks stayed positive although clouds hovered

The broad U.S. stock market returned nearly 4% for the half year. Corporate profits generally exceeded expectations, the Fed remained cautious in its approach to expected short-term interest rate hikes, and other nations’ central banks continued their monetary stimulus programs. These

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Ohio Tax-Exempt Money Market Fund	0.16%	0.14%
Ohio Long-Term Tax-Exempt Fund	0.16	1.05

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2015, the funds’ annualized expense ratios were: for the Ohio Tax-Exempt Money Market Fund, 0.07%; and for
the Ohio Long-Term Tax-Exempt Fund, 0.15%. The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Ohio Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the Ohio Long-Term
Tax-Exempt Fund, Ohio Municipal Debt Funds.

factors helped offset pressures on the market that included perceived high stock valuations and renewed debt troubles for Greece.

International stocks returned almost 4% for U.S. investors, although results would have been better if not for the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Ohio munis with higher yields tended to hold up better

A key driver of municipal bond performance is supply. After an extended period of relatively light supply, tax-exempt bond issuance nationwide surged about 50% for the six months through May 2015

At state budget time, a helpful reminder

As you know, investing in the bonds of your home state provides income that can be exempt from federal and state—and sometimes local—income taxes. Depending on your circumstances, this can be a very attractive benefit.

But there’s a tradeoff: less diversification. The performance of your bonds is greatly influenced by the fiscal health of just one state. And that health can be especially evident amid the intense budget debates that often take place before July 1, the start of the new fiscal year in most states.

Just like your personal budget, state and municipal budgets depend on revenue forecasts, and these are often hard to get right. A March report by The Pew Charitable Trusts, for example, found that over roughly the last three decades, “forecasting errors have gotten larger because revenue has become increasingly volatile,” even though “the science of estimating tax collections has improved markedly.” Revenues from corporate income taxes and personal capital gains taxes are especially hard to forecast, Pew noted.

Whether unpleasant budget surprises arise suddenly or from long-simmering challenges such as underfunded pension plans, they can lead to volatile bond returns. As with any investment, it’s not wise to put all your eggs in one basket.

You might consider including a diversified national municipal bond fund in your portfolio. And because Vanguard’s highly experienced team of independent credit analysts carefully evaluates any bond issue we own or are considering for any of our funds, it can help you sidestep some of the potential pitfalls.

Source: The Pew Charitable Trusts and the Nelson A. Rockefeller Institute of Government, March 2015. Managing Volatile Tax
Collections in State Revenue Forecasts.

compared with the year-ago level. In Ohio, the increase was almost as strong. Refunding of outstanding debt accounted for a significant share as many issuers rushed to lock in low borrowing costs. However, fewer were willing to commit to new capital spending projects.

Ohio’s fiscal picture continued to improve. Still, issuers generally had to offer slightly higher rates to entice buyers. As interest rates remained low, Ohio residents in high tax brackets looking for tax-exempt income as well as nontraditional buyers such as banks and insurance companies favored higher-yielding opportunities over safety. That dynamic helped longer-dated and lower-rated munis perform better than their shorter-dated and higher-rated counterparts.

Against this backdrop, the bond fund was well-positioned by its advisor, Vanguard Fixed Income Group. Underweighting the shorter end of the maturity spectrum, where prices were under pressure from expectations of a Fed rate hike, in favor of intermediate- and longer-term bonds proved rewarding. So, too, did an allocation to premium callable bonds, which typically trade at prices that compensate holders for the risk that the bonds might be redeemed prior to maturity.

As always, Vanguard’s experienced team of credit analysts provided valuable counsel. It helped identify some good opportunities among investment-grade bonds with lower ratings that offered potentially higher returns. And it enabled the advisor to sidestep other offerings with unattractive levels of risk.

For more information about the advisor’s approach and the positioning of the Long-Term and Money Market Funds during the period, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also involves working with the companies held by Vanguard funds to make sure your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 16, 2015

Advisor’s Report

For the six months ended May 31, 2015, Vanguard Ohio Long-Term Tax-Exempt Fund posted a return of 1.09%. It modestly outpaced the 1.02% return of its benchmark, the Barclays Ohio Municipal Bond Index, and the 0.98% average return of its peers. Vanguard Ohio Tax-Exempt Money Market Fund returned 0.00%, in line with the average return of its peers.

The investment environment

An exceptionally strong rally over the previous 12 months left municipal bonds at what we felt were appropriate valuation levels, and returns for the six months were modest at the state and national level. Treasuries and corporate bonds did better, but not by much.

The Federal Reserve has made it clear that its decision to raise rates will depend on how the economy is doing, but signals on that front were mixed. Gross domestic product (GDP) growth slowed in the fourth quarter of 2014. The economy contracted in the first quarter of 2015, partly because of transitory factors—another harsh winter and a West Coast port strike.

The Fed also wants to see continued improvement in the job market and an increase in the inflation rate toward the 2% long-term target. (The inflation rate has been well below that, partly because of deflationary forces in Europe and lower energy prices.)

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2014	2015
2 years	0.14%	0.22%
5 years	0.88	1.22
10 years	1.98	2.08
30 years	3.00	3.15
Source: Vanguard.

The pace of growth in Ohio slackened as well, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Ohio climbed by about 1% from November 2014 through April 2015 (the latest month for which data are available). This was roughly on par with the increase in the index at the national level but lower than the state’s performance for the previous six-month period. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

Ohio’s finances remained on a solid footing. Even with additional tax cuts under consideration, overall tax revenue is projected to keep rising. In addition, the state is running a budget surplus, which will allow it to add to its “rainy day” reserves.

After a period of relatively light supply, an increase in muni issuance compared with the same period a year ago weighed on prices. A good part of the rise came from issuers trying to refund existing debt in order to lock in current borrowing costs, which are very low. But some of it was intended to raise capital to finance new projects.

On the demand side, investors continued to reach for yield. That pursuit boosted the performance of riskier securities including lower-rated and longer-dated munis.

Management of the funds

We made no significant shifts in the positioning of the funds during the six months. As the year began, the Long-Term Fund was tilted away from shorter-maturity bonds in favor of longer maturities. This strategy was focused on earning some of the additional income offered by longer-term bonds and was part of our defensive posture while awaiting the Fed’s first move. Even as longer-term rates seesawed, the strategy served us well.

We added value primarily through security selection, which came in many forms. For example, our holdings of premium callable bonds performed well. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

In terms of credit exposure, we overweighted lower-rated investment-grade bonds, such as those issued to finance hospitals and universities. These bonds—which offer modestly higher yields—were among the best performers.

As for the Money Market Fund, the extremely low interest rate environment that has prevailed since the financial crisis has made it very difficult to deliver much income. Our fund nevertheless continued to offer investors a conservative, high-quality, very liquid investment for their short-term savings goals or cash management needs.

A look ahead

As we enter the second half of the funds’ fiscal year, we still believe that municipal bonds are trading in an appropriate range relative to their taxable Treasury counterparts. Munis are attractive compared with other U.S. fixed income options.

Interest rates, and hence bond prices, could remain volatile. The market will be viewing new information about the economy’s health through the lens of the data-dependent Fed, trying to guess when it will begin to raise rates. Our expectation is that the U.S. economy will rebound from the harsh winter, as it did in 2014, and reaccelerate to an annual growth rate somewhere above 2%. Liftoff could come in the second half of 2015.

The significant drop in interest rates in recent years and the tightening of credit-quality spreads has left limited scope for further price appreciation. Lower rates appear unlikely; we don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen. As a result, we are more focused on opportunities to pick up income by holding lower-rated bonds and by holding some longer-maturity bonds.

In part because of expected volatility, we are likely to continue holding above-average levels of liquidity. That precaution should allow us to take advantage of any price dislocations that may arise as a rate hike approaches. It should also enable us to meet potential shareholder redemptions without becoming forced sellers in the market.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will keep seeking out opportunities to produce competitive returns.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Marlin G. Brown, Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

June 12, 2015

Ohio Tax-Exempt Money Market Fund

Fund Profile
As of May 31, 2015

Financial Attributes
Ticker Symbol	VOHXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	38 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratio was 0.07%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the fund’s annualized six-month expense ratio was 0.16%.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015
		Spliced Ohio
		Tax-Exempt
		Money Mkt
		Funds Avg.
Fiscal Year	Total Returns	Total Returns
2005	2.21%	1.73%
2006	3.30	2.84
2007	3.63	3.14
2008	2.40	2.05
2009	0.56	0.31
2010	0.15	0.03
2011	0.09	0.00
2012	0.05	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.00	0.01

7-day SEC yield (5/31/2015): 0.01%
For a benchmark description, see the Glossary.
Spliced Ohio Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Ohio Tax-Exempt Money Market
Fund	6/18/1990	0.01%	0.06%	1.18%

See Financial Highlights for dividend information.

Ohio Tax-Exempt Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (105.6%)
Ohio (105.6%)
Akron OH GO	5.000%	12/1/15 (Prere.)	2,000	2,048
Akron OH Income Tax Revenue	2.000%	12/1/15	1,145	1,155
Akron OH Income Tax Revenue BAN	1.150%	3/10/16	2,250	2,265
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.070%	6/1/15 LOC	8,860	8,860
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.070%	6/1/15 LOC	1,400	1,400
Athens County OH
Port Authority Housing Revenue VRDO	0.090%	6/5/15 LOC	4,700	4,700
Avon OH BAN	1.000%	9/9/15	3,000	3,006
Berea OH BAN	1.000%	3/17/16	1,180	1,187
Butler County OH BAN	0.300%	7/30/15	3,289	3,289
1 Cincinnati OH City School District GO TOB VRDO	0.100%	6/5/15	12,120	12,120
1 Cincinnati OH City School District GO TOB VRDO	0.110%	6/5/15	5,000	5,000
Cleveland-Cuyahoga County OH
Port Authority Educational Facility Revenue
(Laurel School Project) VRDO	0.080%	6/1/15 LOC	1,100	1,100
Cleveland-Cuyahoga County OH
Port Authority Revenue (Carnegie/89th Garage
& Service Center LLC Project) VRDO	0.090%	6/5/15 LOC	10,305	10,305
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.100%	6/5/15	9,400	9,400
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.100%	6/5/15	4,750	4,750
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.120%	6/5/15	5,710	5,710
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.120%	6/5/15	3,000	3,000

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cleveland-Cuyahoga County OH
Port Authority Revenue (SPC Buildings 1
& 3 LLC) VRDO	0.090%	6/5/15 LOC	10,000	10,000
Columbus OH BAN	1.000%	8/28/15	4,500	4,509
Columbus OH GO	5.000%	6/1/15	5,710	5,710
1 Columbus OH GO TOB VRDO	0.130%	6/5/15	4,360	4,360
Columbus OH GO VRDO	0.070%	6/5/15	4,150	4,150
Columbus OH Regional Airport Authority
Airport Revenue (Flight Safety International Inc.
Project) VRDO	0.100%	6/5/15	11,000	11,000
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded Asset
Program) VRDO	0.100%	6/5/15 LOC	7,855	7,855
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded Asset
Program) VRDO	0.100%	6/5/15 LOC	3,425	3,425
Columbus OH Regional Airport Authority
Airport Revenue (Oasbo Expanded Asset
Program) VRDO	0.100%	6/5/15 LOC	6,180	6,180
Columbus OH Regional Airport Authority
Revenue (Pooled Financing Program) VRDO	0.100%	6/5/15 LOC	4,410	4,410
1 Columbus OH Sewer Revenue TOB VRDO	0.100%	6/5/15	4,920	4,920
1 Columbus OH Sewer Revenue TOB VRDO	0.110%	6/5/15	2,800	2,800
Columbus OH Sewer Revenue VRDO	0.070%	6/5/15	3,365	3,365
Cuyahoga Falls OH BAN	1.000%	12/3/15	1,550	1,556
Deerfield Township OH BAN	0.300%	10/28/15	2,384	2,384
Delaware OH BAN	1.000%	4/18/16	3,000	3,020
Dublin City OH School District GO BAN	1.000%	5/5/16	2,250	2,265
Fairfield Township OH BAN	1.000%	6/4/15	1,350	1,350
2 Fairfield Township OH BAN	1.000%	6/3/16	1,350	1,359
Forest Hills OH Local School District GO	2.000%	12/1/15	675	681
Franklin County OH Hospital Facilities Revenue
(Doctors OhioHealth Corp.) VRDO	0.130%	6/5/15 LOC	10,540	10,540
3 Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) PUT	0.130%	6/1/16	11,750	11,750
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.) VRDO	0.090%	6/5/15	1,600	1,600
Franklin County OH Hospital Revenue
(Holy Cross Health System) VRDO	0.080%	6/5/15	700	700
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.100%	6/5/15	14,000	14,000
Franklin County OH Hospital Revenue
(Nationwide Hospital) VRDO	0.070%	6/5/15	11,635	11,635
3 Franklin County OH Revenue
(Trinity Health Credit Group) PUT	0.170%	12/25/15	5,800	5,800
Greene County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	1,000	1,024
Greene County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	4,695	4,808
Hamilton County OH Health Care Facilities
Revenue (The Children’s Home of Cincinnati)
VRDO	0.090%	6/5/15 LOC	3,065	3,065
1 Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center)
TOB VRDO	0.110%	6/5/15	5,625	5,625
Hamilton County OH Sewer System Revenue	5.000%	12/1/15 (Prere.)	5,000	5,120

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Hamilton County OH Sewer System Revenue
TOB VRDO	0.110%	6/5/15	8,500	8,500
Hilliard OH GO	1.000%	4/22/16	1,275	1,283
Hilliard OH School District GO	5.000%	12/1/15 (Prere.)	2,895	2,965
Huber Heights OH BAN	1.000%	6/3/15	3,000	3,000
Huber Heights OH BAN	1.125%	6/3/15	1,750	1,750
2 Huber Heights OH BAN	1.250%	9/3/15	1,500	1,504
2 Huber Heights OH BAN	1.000%	6/2/16	3,500	3,522
Independence OH BAN	1.000%	4/14/16	2,150	2,164
Kent OH BAN	1.000%	9/2/15	2,355	2,359
Lakewood OH BAN	1.000%	4/7/16	3,685	3,708
1 Lakewood OH City School District
GO TOB VRDO	0.120%	6/5/15	3,825	3,825
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.240%	6/5/15	12,785	12,785
Lorain County OH Port Authority Educational
Facilities Revenue (St. Ignatius High School
Project) VRDO	0.120%	6/5/15 LOC	1,030	1,030
Lucas County OH BAN	1.000%	7/14/15	2,482	2,484
Mason OH City School District BAN	1.250%	1/26/16	3,000	3,020
1 Miami University of Ohio
General Receipts Revenue TOB VRDO	0.110%	6/5/15	3,365	3,365
1 Montgomery County OH Revenue
(Miami Valley Hospital) TOB VRDO	0.110%	6/5/15	7,500	7,500
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.070%	6/1/15	5,465	5,465
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.080%	6/1/15	2,000	2,000
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.080%	6/1/15	3,900	3,900
North Olmsted OH BAN	0.300%	2/3/16	1,335	1,335
1 Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)
TOB VRDO	0.100%	6/5/15	6,800	6,800
1 Nuveen Ohio Quality Income Municipal Fund
VRDP VRDO	0.190%	6/5/15 LOC	21,000	21,000
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy Nuclear
Generation Corp. Project) VRDO	0.080%	6/1/15 LOC	985	985
1 Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) TOB VRDO	0.150%	6/5/15 (13)	13,320	13,320
Ohio Air Quality Development Authority Revenue
(Dayton Power & Light Co. Project) VRDO	0.090%	6/5/15 LOC	6,500	6,500
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.100%	6/5/15 LOC	10,000	10,000
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.100%	6/5/15 LOC	5,000	5,000
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project) VRDO	0.110%	6/5/15 LOC	6,000	6,000
Ohio Common Schools GO VRDO	0.070%	6/5/15	1,050	1,050
Ohio Common Schools GO VRDO	0.070%	6/5/15	8,530	8,530
Ohio GO	5.000%	2/1/16	1,100	1,135
Ohio GO	5.375%	2/1/16	1,000	1,034
Ohio GO VRDO	0.080%	6/5/15	7,500	7,500

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio GO VRDO	0.120%	6/5/15	985	985
Ohio GO VRDO	0.120%	6/5/15	16,530	16,530
Ohio GO VRDO	0.120%	6/5/15	6,890	6,890
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.100%	6/17/15	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) CP	0.090%	6/18/15	7,000	7,000
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	3,510	3,510
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	2,475	2,475
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	4,080	4,080
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.070%	6/1/15	15,200	15,200
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.070%	6/1/15	2,900	2,900
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.080%	6/1/15	3,150	3,150
1 Ohio Higher Educational Facility Commission
Revenue (University Hospitals Health
System Inc.) TOB VRDO	0.150%	6/5/15 (13)	5,000	5,000
Ohio Housing Finance Agency
Residential Mortgage Revenue VRDO	0.090%	6/5/15	6,545	6,545
Ohio Housing Finance Agency
Residential Mortgage Revenue VRDO	0.090%	6/5/15	10,245	10,245
Ohio Housing Finance Agency
Residential Mortgage Revenue VRDO	0.100%	6/5/15	2,200	2,200
Ohio Housing Finance Agency
Residential Mortgage Revenue VRDO	0.110%	6/5/15	3,720	3,720
Ohio Housing Finance Agency
Residential Mortgage Revenue VRDO	0.110%	6/5/15	2,090	2,090
Ohio Infrastructure Improvement GO VRDO	0.120%	6/5/15	5,395	5,395
Ohio State University General Receipts Revenue	4.125%	6/1/15 (Prere.)	8,520	8,520
Ohio State University General Receipts Revenue
CP	0.070%	8/5/15	8,000	8,000
Ohio State University General Receipts Revenue
CP	0.080%	8/6/15	7,790	7,790
Ohio State University General Receipts Revenue
CP	0.100%	9/17/15	8,200	8,200
Ohio Water Development Authority
Drinking Water Assistance Fund Revenue	5.000%	12/1/15 (Prere.)	1,815	1,857
Ohio Water Development Authority
Drinking Water Assistance Fund Revenue	5.000%	12/1/15 (Prere.)	1,000	1,023
Ohio Water Development Authority
Drinking Water Assistance Fund Revenue	5.000%	12/1/15	2,000	2,048

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Water Development Authority
Pollution Control Revenue (Water Quality)	5.000%	12/1/15	1,030	1,055
Tallmadge City School District (OH) GO	5.000%	6/1/15 (Prere.)	1,410	1,410
Toledo-Lucas County OH Port Authority
Airport Development Revenue
(Flight Safety International Inc.) VRDO	0.100%	6/5/15	11,450	11,450
Union County OH BAN	1.000%	3/30/16	2,950	2,967
University of Cincinnati Ohio
General Receipts Revenue	4.000%	6/1/15	1,000	1,000
				566,814
Total Tax-Exempt Municipal Bonds (Cost $566,814)				566,814
Other Assets and Liabilities (-5.6%)
Other Assets				4,616
Liabilities				(34,717)
				(30,101)
Net Assets (100%)
Applicable to 536,558,967 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				536,713
Net Asset Value Per Share				$1.00

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Unaffiliated Issuers, at Value				566,814
Receivables for Investment Securities Sold				1,825
Other Assets				2,791
Total Assets				571,430
Liabilities
Payables for Investment Securities Purchased				32,634
Other Liabilities				2,083
Total Liabilities				34,717
Net Assets				536,713

Ohio Tax-Exempt Money Market Fund

At May 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	536,719
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(6)
Net Assets	536,713

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $116,920,000, representing 21.8% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	217
Total Income	217
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative	311
Marketing and Distribution	66
Custodian Fees	3
Shareholders’ Reports	2
Total Expenses	436
Expense Reduction—Note B	(246)
Net Expenses	190
Net Investment Income	27
Realized Net Gain (Loss) on Investment Securities Sold	—
Net Increase (Decrease) in Net Assets Resulting from Operations	27

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27	58
Realized Net Gain (Loss)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	27	58
Distributions
Net Investment Income	(27)	(58)
Realized Capital Gain	—	—
Total Distributions	(27)	(58)
Capital Share Transactions (at $1.00 per share)
Issued	157,431	301,581
Issued in Lieu of Cash Distributions	26	55
Redeemed	(177,588)	(346,905)
Net Increase (Decrease) from Capital Share Transactions	(20,131)	(45,269)
Total Increase (Decrease)	(20,131)	(45,269)
Net Assets
Beginning of Period	556,844	602,113
End of Period	536,713	556,844

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.00005	.0001	.0002	.0005	.001	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.00005	.0001	.0002	.0005	.001	.002
Distributions
Dividends from Net Investment Income	(.00005)	(.0001)	(.0002)	(.0005)	(.001)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.00005)	(.0001)	(.0002)	(.0005)	(.001)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.00%	0.01%	0.02%	0.05%	0.09%	0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$537	$557	$602	$609	$686	$786
Ratio of Expenses to
Average Net Assets	0.07%[2]	0.08%[2]	0.12%[2]	0.16%[2]	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.05%	0.09%	0.15%

The expense ratio and net income ratio for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, 0.16% for 2013, and 0.16%
for 2012. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended May 31, 2015, Vanguard’s expenses were reduced by $246,000 (an effective annual rate of 0.09% of the fund’s average net assets).

Ohio Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At May 31, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2015

Financial Attributes

		Barclays
		OH	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	323	1,382	47,633
Yield to Maturity
(before expenses)	2.5%	2.3%	2.3%
Average Coupon	4.7%	4.9%	4.8%
Average Duration	6.3 years	7.0 years	6.5 years
Average Stated
Maturity	15.4 years	12.9 years	13.1 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.43%	—	—
Short-Term
Reserves	5.6%	—	—

Volatility Measures
	Barclays OH	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.99
Beta	1.22	1.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	4.0%
1 - 3 Years	5.0
3 - 5 Years	4.7
5 - 10 Years	13.1
10 - 20 Years	38.7
20 - 30 Years	32.5
Over 30 Years	2.0

Distribution by Credit Quality (% of portfolio)
AAA	7.1%
AA	58.1
A	28.5
BBB	5.3
BB	0.2
Not Rated	0.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2015, the annualized expense ratio was 0.15%.

Ohio Long-Term Tax-Exempt Fund

Investment Focus

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2004, Through May 31, 2015

				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.36%	-1.16%	3.20%	3.56%
2006	4.53	1.60	6.13	5.73
2007	4.32	-1.61	2.71	2.64
2008	4.13	-7.74	-3.61	-6.73
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	3.48	-7.76	-4.28	-2.71
2014	3.89	6.30	10.19	8.60
2015	1.68	-0.59	1.09	1.02
Note: For 2015, performance data reflect the six months ended May 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	8.05%	5.29%	4.14%	0.73%	4.87%

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.2%)
Ohio (100.4%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/24	920	1,054
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/38	5,000	5,366
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s Hospital
Medical Center of Akron)	5.000%	11/15/42	2,780	2,974
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/28	4,000	4,569
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/33	1,500	1,686
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,000	4,566
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/33	2,000	2,186
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	8,000	8,789
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	5,885	6,359
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.070%	6/1/15 LOC	870	870
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,065	1,186
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	1,880	2,094
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/18 (Prere.)	940	1,047
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/22	70	78
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/23	120	133
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/24	2,000	2,242
American Municipal Power Ohio Inc. Revenue	5.250%	2/15/27	60	66
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/39	2,000	2,206
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/42	5,880	6,468
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/24	3,500	4,059
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/31	3,000	3,337

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/37	8,500	9,320
American Municipal Power Ohio Inc. Revenue
(Fremont Energy Center Project)	5.000%	2/15/42	10,755	11,725
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/23	4,000	4,468
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	5.000%	2/15/24	1,215	1,351
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.750%	2/15/19 (Prere.)	4,500	5,233
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/30	600	681
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.250%	2/15/31	2,500	2,849
Apollo Career Center Joint Vocational
School District Ohio GO	5.250%	12/1/31	1,015	1,150
Apollo Career Center Joint Vocational
School District Ohio GO	5.000%	12/1/38	4,700	5,167
Bowling Green State University Ohio
Student Housing Revenue (CFP I LLC -
State University Project)	5.750%	6/1/31	2,000	2,134
Bowling Green State University Ohio
Student Housing Revenue (CFP I LLC -
State University Project)	6.000%	6/1/45	2,000	2,125
Butler County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center
Project)	5.000%	5/15/31 (14)	4,000	4,103
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	6.375%	4/1/36	1,350	1,565
Butler County OH Hospital Facilities Revenue
(Kettering Health Network)	5.625%	4/1/41	2,000	2,230
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/22	2,000	2,300
Butler County OH Hospital Facilities Revenue
(UC Health)	5.250%	11/1/29	4,000	4,513
Butler County OH Hospital Facilities Revenue
(UC Health)	5.500%	11/1/40	4,160	4,688
Butler County OH Hospital Facilities Revenue
(UC Health)	5.750%	11/1/40	1,305	1,490
Central Ohio Solid Waste Authority GO	5.000%	12/1/19 (ETM)	115	133
Central Ohio Solid Waste Authority GO	5.000%	12/1/19	1,195	1,376
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,190	1,272
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	1,470	1,571
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	430	459
Cincinnati OH City School District COP	5.000%	12/15/16 (Prere.)	530	566
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,351
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	4,385	5,471
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,744
Cincinnati OH GO	5.000%	12/1/18	1,000	1,126
Cincinnati OH GO	5.000%	12/1/24	1,090	1,241
Cincinnati OH GO	5.000%	12/1/26	2,605	2,952
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,000	1,145
Cincinnati OH Water System Revenue	5.000%	12/1/31	1,585	1,815
Cincinnati OH Water System Revenue	5.000%	12/1/32	1,000	1,147

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cincinnati OH Water System Revenue	5.000%	12/1/36	5,025	5,722
Cincinnati OH Water System Revenue	5.000%	12/1/37	2,000	2,253
Cleveland OH Airport System Revenue	5.000%	1/1/28	2,530	2,788
Cleveland OH Airport System Revenue	5.000%	1/1/30	2,000	2,181
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	7,000	7,336
Cleveland OH Income Tax Revenue	5.000%	10/1/29 (12)	7,180	7,828
Cleveland OH Municipal School District GO	5.000%	12/1/25	1,845	2,131
Cleveland OH Public Power System Revenue	5.000%	11/15/28 (14)	1,250	1,366
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	3,184
Cleveland OH Water Revenue	5.000%	1/1/27	2,000	2,313
Cleveland OH Water Revenue	4.000%	1/1/35	2,000	2,047
Cleveland OH Water Works Revenue	5.500%	1/1/21 (14)	9,540	10,721
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/25	2,000	2,317
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/26	2,700	3,108
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/27	2,000	2,285
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/30 (14)	3,000	3,199
Cleveland State University Ohio
General Receipts Revenue	5.000%	6/1/37	2,815	3,098
Cleveland-Cuyahoga County OH
Port Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.120%	6/5/15	2,180	2,180
Cleveland-Cuyahoga County OH
Port Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/28	680	771
Cleveland-Cuyahoga County OH
Port Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/39	3,000	3,298
Cleveland-Cuyahoga County OH
Port Authority Revenue (SPC Buildings 1
& 3 LLC) VRDO	0.090%	6/5/15 LOC	16,440	16,440
Columbus OH City School District GO	4.500%	12/1/29	3,000	3,299
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	6/1/19 (Prere.)	1,545	1,765
Columbus OH GO	5.000%	2/15/22	1,900	2,275
Columbus OH GO	5.000%	2/15/24	1,475	1,806
Columbus OH GO	5.000%	7/1/24	1,000	1,198
Columbus OH GO	5.000%	2/15/25	1,470	1,788
Columbus OH GO	5.000%	2/15/25	1,800	2,153
Columbus OH GO	5.000%	7/1/25	1,400	1,667
Columbus OH GO	5.000%	8/15/25	3,450	4,220
Columbus OH GO	5.000%	8/15/26	2,000	2,378
Columbus OH GO	5.000%	7/1/27	2,000	2,311
Columbus OH GO	5.000%	7/1/30	2,500	2,927
Columbus OH GO	5.000%	7/1/31	1,185	1,381
Columbus OH Metropolitan Library
Special Obligation Revenue	5.000%	12/1/24	1,320	1,523
Columbus OH Metropolitan Library
Special Obligation Revenue	5.000%	12/1/25	1,000	1,154
Columbus OH Metropolitan Library
Special Obligation Revenue	4.000%	12/1/37	2,000	2,043

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Columbus OH Sewer Revenue	5.000%	12/1/17 (Prere.)	4,005	4,409
Columbus OH Sewer Revenue	5.000%	6/1/26	3,255	3,922
Columbus OH Sewer Revenue	5.000%	6/1/31	1,000	1,166
Cuyahoga County OH
(Convention Hotel Project) COP	5.000%	12/1/36	2,000	2,214
1 Cuyahoga County OH
(Convention Hotel Project) COP TOB VRDO	0.150%	6/5/15	3,000	3,000
Cuyahoga County OH Economic Development
Revenue (Med Mart/Convention Center Project)	5.000%	12/1/24	4,000	4,561
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,207
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,201
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	5,158
Fairfield County OH Hospital Facilities Revenue
(Fairfield Medical Center)	5.000%	6/15/43	4,250	4,474
Forest Hills OH Local School District GO	5.000%	12/1/46	4,430	4,949
Franklin County OH GO	5.000%	12/1/17 (Prere.)	6,885	7,587
2 Franklin County OH GO	5.000%	12/1/31	3,000	3,555
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	3,012
Franklin County OH Health Care Facilities
Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,519
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	5/15/31	5,000	5,647
Franklin County OH Hospital Facilities Revenue
(OhioHealth Corp.)	5.000%	11/15/36	3,640	4,038
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	4.750%	11/1/28	1,500	1,639
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/34	1,500	1,657
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/42	7,000	7,529
Franklin County OH Hospital Revenue
(Nationwide Children’s Hospital Project) VRDO	0.100%	6/5/15	2,000	2,000
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.375%	4/1/34	2,500	2,736
Greene County OH Hospital Facilities Revenue
(Kettering Health Network Obligated Group
Project)	5.500%	4/1/39	2,500	2,744
Hamilton County OH Economic Development
Revenue (King Highland Community Urban
Redevelopment Corp. - University of Cincinnati
Lessee Project)	5.250%	6/1/28 (14)	3,290	3,426
Hamilton County OH Economic Development
Revenue (King Highland Community Urban
Redevelopment Corp. - University of Cincinnati
Lessee Project)	5.000%	6/1/33 (14)	4,000	4,144
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,465
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	5,000	5,306
Hamilton County OH Health Care Facilities
Revenue (Christ Hospital Project)	5.500%	6/1/42	3,000	3,311

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,830
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,057
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,051
Hamilton County OH Hospital Facilities Revenue
(Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/34	1,000	1,128
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/30	1,360	1,508
Hamilton County OH Hospital Facilities Revenue
(UC Health)	5.000%	2/1/44	2,500	2,676
Hamilton County OH Sales Tax Revenue	5.000%	12/1/26 (2)	5,000	5,314
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,516
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32 (4)	9,700	10,253
Hamilton County OH Sewer System Revenue	5.000%	12/1/16 (Prere.)	5,300	5,655
Hamilton County OH Sewer System Revenue	5.000%	12/1/22	1,000	1,200
Hamilton County OH Sewer System Revenue	5.000%	12/1/32	1,525	1,765
Hamilton OH City School District GO	5.000%	6/1/17 (Prere.)	5,000	5,424
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,699
Huron County OH Hospital Facilities Improvement
Revenue (Fisher-Titus Medical Center)	5.250%	12/1/37	3,000	3,132
JobsOhio Beverage System Statewide
Liquor Profits Revenue	5.000%	1/1/20	2,550	2,926
JobsOhio Beverage System Statewide
Liquor Profits Revenue	5.000%	1/1/38	17,000	18,781
Kent State University OH Revenue	5.000%	5/1/37	4,185	4,595
3 Lancaster OH Port Authority Gas Supply
Revenue PUT	0.841%	8/1/19	3,000	2,982
Lorain County OH Community College District
General Revenue	5.000%	12/1/41	4,520	4,967
Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	4/1/33 (4)	4,000	4,333
1 Lorain County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) TOB VRDO	0.240%	6/5/15	4,995	4,995
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/23	1,000	1,138
Lorain County OH Hospital Facilities Revenue
(Kendal At Oberlin)	5.000%	11/15/30	2,500	2,687
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.000%	11/15/26	2,000	2,281
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/27	3,000	3,458
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,604
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,471
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.000%	11/15/41	2,530	3,032
Madison OH Local School District GO	5.250%	12/1/32	695	784
Madison OH Local School District GO	5.250%	12/1/37	3,815	4,272
Marysville OH Wastewater Treatment System
Revenue	5.000%	12/1/16 (Prere.)	1,950	2,080
Marysville OH Wastewater Treatment System
Revenue	5.000%	12/1/31 (10)	770	811

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mason OH City School District BAN	5.250%	12/1/17 (14)	2,915	3,229
Mason OH City School District School
Improvement GO	5.000%	6/1/17 (Prere.)	1,000	1,085
Medina OH School District COP	5.250%	6/1/18 (Prere.)	7,210	8,106
Miami University of Ohio
General Receipts Revenue	5.000%	9/1/31	2,000	2,258
Miami University of Ohio
General Receipts Revenue	5.000%	9/1/36	2,000	2,205
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,326
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,065
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,269
Middletown OH City School District GO	5.000%	12/1/23 (4)	5,345	5,763
Middletown OH City School District GO	5.250%	12/1/40	2,000	2,275
Middletown OH City School District GO	5.250%	12/1/48	1,000	1,131
Middletown OH Hospital Facilities Revenue
(Atrium Medical Center) VRDO	0.090%	6/5/15 LOC	1,075	1,075
Milford OH Exempt Village School District GO	5.000%	12/1/35	1,100	1,241
Milford OH Exempt Village School District GO	5.000%	12/1/36	1,250	1,407
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.250%	5/1/29	3,000	3,428
Montgomery County OH Revenue
(Catholic Health Initiatives)	5.000%	5/1/30	5,000	5,014
Montgomery County OH Revenue
(Miami Valley Hospital)	5.750%	11/15/23	1,000	1,178
Montgomery County OH Revenue
(Miami Valley Hospital) VRDO	0.080%	6/1/15	4,000	4,000
North Olmsted OH School District GO	5.000%	12/1/44	2,000	2,216
North Olmsted OH School District GO	4.000%	12/1/48	1,495	1,479
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/31	2,100	2,438
Northeast OH Regional Sewer District Revenue
(Wastewater Revenue Improvement)	5.000%	11/15/32	1,000	1,156
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/28	650	764
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/32	4,685	5,341
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/38	9,400	10,574
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/39	3,995	4,526
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/44	3,300	3,710
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project)	5.625%	6/1/18	2,500	2,758
Ohio Air Quality Development Authority
Pollution Control Revenue (FirstEnergy
Generation Corp. Project) PUT	5.875%	6/1/16	3,000	3,136
Ohio Air Quality Development Authority Revenue
(Columbus Southern Power Co. Project)	5.800%	12/1/38	2,000	2,211
Ohio Air Quality Development Authority Revenue
(Ohio Valley Electric Corp. Project)	5.625%	10/1/19	3,000	3,347

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Building Authority Revenue
(Administration Building Fund)	5.000%	10/1/23	2,000	2,314
Ohio Building Authority Revenue
(Adult Correctional Building)	5.000%	10/1/20	2,975	3,493
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/23	1,250	1,481
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	10/1/24	1,000	1,175
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/25	2,670	3,078
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund Projects)	5.000%	4/1/30	1,650	1,865
Ohio Capital Facilities Lease-Appropriation
Revenue (Cultural & Sports Facilities Building
Fund Projects)	4.000%	4/1/16	2,330	2,402
Ohio Common Schools GO	5.000%	9/15/19	3,000	3,456
Ohio Common Schools GO	5.000%	3/15/24	4,410	5,233
Ohio GO	5.000%	9/15/23	2,950	3,583
Ohio GO	5.000%	8/1/24	2,000	2,445
Ohio GO	5.000%	5/1/27	5,350	6,385
Ohio GO	5.000%	2/1/30	4,000	4,555
Ohio GO	5.000%	4/1/30	1,770	1,968
Ohio GO	5.000%	2/1/31	4,500	5,127
Ohio GO	5.000%	4/1/31	1,230	1,363
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.250%	12/1/26 (14)	3,520	4,358
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	8,110	8,110
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	6,095	6,095
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project) VRDO	0.080%	6/1/15	4,600	4,600
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.125%	1/1/28	5,000	5,407
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/29	3,500	3,978
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.250%	1/1/29	5,000	5,440
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.000%	1/1/38	5,000	5,543
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group)	5.500%	1/1/43	1,460	1,578
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.070%	6/1/15	1,800	1,800

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/26	1,815	1,984
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.000%	11/1/32	1,000	1,082
Ohio Higher Educational Facility Commission
Revenue (John Carroll University Project) PUT	2.250%	9/1/18	3,250	3,297
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/37	9,955	10,962
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/16 (Prere.)	4,500	4,800
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.500%	12/1/24	2,250	2,549
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,908
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.375%	12/1/30	1,000	1,146
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,297
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	11/1/18 (Prere.)	4,000	4,612
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,167
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,752
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,152
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,118
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/33	750	837
Ohio Highway Capital Improvements GO	5.000%	5/1/25	3,000	3,535
Ohio Highway Capital Improvements GO	5.000%	5/1/26	3,000	3,504
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/22	2,250	2,604
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/25	1,000	1,127
Ohio Hospital Facilities Revenue
(Cleveland Clinic Health System)	5.000%	1/1/32	2,500	2,758
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/35	1,675	1,827
Ohio Hospital Facilities Revenue
(Summa Health System)	5.750%	11/15/40	6,650	7,253
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/39	6,600	7,369
1 Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group) TOB VRDO	0.110%	6/5/15	1,700	1,700
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/28	6,560	7,316
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/29	2,000	2,223
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.000%	1/15/41	7,000	7,408
Ohio Hospital Revenue (University Hospitals
Health System Inc.)	5.250%	1/15/46	3,000	3,105

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ohio Housing Finance Agency
Residential Mortgage Revenue	6.200%	9/1/33	1,570	1,632
Ohio Infrastructure Improvement GO	5.000%	8/1/21	900	1,067
Ohio Major New State Infrastructure Project
Revenue	5.000%	12/15/24	4,000	4,669
Ohio Parks & Recreation Capital Facilities
Revenue	5.000%	2/1/30	3,615	4,143
Ohio Public Facilities Commission GO	5.000%	2/1/22	1,460	1,740
Ohio Public Facilities Commission GO	5.000%	4/1/22	2,395	2,862
Ohio State University General Receipts Revenue	5.000%	12/1/16 (ETM)	300	320
Ohio State University General Receipts Revenue	5.000%	12/1/17 (ETM)	280	309
Ohio State University General Receipts Revenue	5.000%	12/1/17	1,000	1,102
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	160	181
Ohio State University General Receipts Revenue	5.000%	12/1/18 (Prere.)	255	289
Ohio State University General Receipts Revenue	5.000%	12/1/18	835	944
Ohio State University General Receipts Revenue	5.000%	12/1/19	625	722
Ohio State University General Receipts Revenue	5.000%	6/1/25	4,130	4,920
Ohio State University General Receipts Revenue	5.000%	12/1/26	2,245	2,515
Ohio State University General Receipts Revenue	5.000%	12/1/28	610	693
Ohio State University General Receipts Revenue	5.000%	6/1/38	8,000	8,908
Ohio State University General Receipts Revenue	5.000%	12/1/39	5,250	5,973
Ohio State University General Receipts Revenue	5.000%	12/1/42	1,450	1,593
Ohio Turnpike Commission Turnpike Revenue	5.500%	2/15/24 (14)	3,000	3,743
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25	4,500	5,239
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/26	3,000	3,433
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/27	2,500	3,117
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37	5,000	1,919
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38	21,000	7,677
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39	4,000	4,530
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40	5,000	1,633
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41	5,000	1,553
Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,129
Ohio University General Receipts Revenue	5.000%	12/1/36	2,490	2,787
Ohio University General Receipts Revenue	5.000%	12/1/39	2,000	2,217
Ohio Water Development Authority
Fresh Water Revenue	5.500%	12/1/18 (4)	645	741
Ohio Water Development Authority
Fresh Water Revenue	5.500%	12/1/23	1,115	1,403
Ohio Water Development Authority
Water Pollution Control Loan Fund Revenue	5.500%	6/1/21	5,135	6,222
Ohio Water Development Authority
Water Pollution Control Loan Fund Revenue	5.500%	6/1/22	1,505	1,851
Ohio Water Development Authority
Water Pollution Control Loan Fund Revenue	5.000%	12/1/29	5,000	5,743
Ohio Water Development Authority
Water Pollution Control Loan Fund Revenue	5.000%	6/1/30	1,000	1,146
Princeton OH City School District GO	5.000%	12/1/36	1,500	1,715
Rocky River OH City School District GO	5.375%	12/1/17	1,035	1,102
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/22	1,000	1,134
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/35	10,040	11,211
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.500%	2/15/28	4,000	4,355

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Scioto County OH Hospital Facilities Revenue
(Southern Ohio Medical Center)	5.750%	2/15/38	1,800	1,960
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,897
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.500%	12/1/29	1,000	1,075
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.000%	12/1/35	1,125	1,142
Streetsboro OH City School District GO	5.250%	12/1/44	4,000	4,558
Tallmadge OH City School District GO	5.000%	6/1/15 (Prere.)	1,550	1,550
Tallmadge OH City School District GO	5.000%	6/1/15 (Prere.)	1,480	1,480
Teays Valley OH Local School District GO	5.000%	12/1/27 (14)	3,040	3,108
Toledo OH City School District GO	5.000%	12/1/22	2,015	2,366
Toledo OH City School District GO	5.000%	12/1/23	1,085	1,260
Toledo OH City School District GO	5.000%	12/1/28	4,730	5,479
Toledo OH Waterworks Revenue	5.000%	11/15/38	4,000	4,461
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo, LLC -
The University of Toledo Project)	5.000%	7/1/34	1,000	1,059
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo, LLC -
The University of Toledo Project)	5.000%	7/1/39	1,000	1,051
Tri Valley OH Local School District GO	5.500%	12/1/16 (14)	890	930
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,785	1,984
University of Akron Ohio
General Receipts Revenue	5.000%	1/1/26 (4)	6,980	7,835
University of Akron Ohio
General Receipts Revenue	5.000%	1/1/29 (4)	2,000	2,245
University of Akron Ohio
General Receipts Revenue	5.000%	1/1/33	2,975	3,322
University of Akron Ohio
General Receipts Revenue	5.000%	1/1/33 (4)	2,000	2,157
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/20	1,000	1,164
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/21	1,000	1,168
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/23	3,665	4,330
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/24	1,000	1,190
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/25	500	577
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/26	500	575
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/27	2,000	2,325
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/28 (14)	5,000	5,361
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/30	1,890	2,144
University of Cincinnati Ohio
General Receipts Revenue	5.000%	6/1/31	1,000	1,130

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of Toledo Ohio
General Receipts Revenue	5.000%	6/1/29	1,000	1,103
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein
Homes Project)	5.000%	7/1/31	870	955
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein
Homes Project)	5.750%	7/1/33	600	683
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein
Homes Project)	5.000%	7/1/39	1,000	1,084
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein
Homes Project)	5.500%	7/1/39	1,225	1,367
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/30	1,350	1,560
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/32	1,395	1,598
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/32	715	745
Wood County OH Hospital Facilities Revenue
(Wood County Hospital)	5.000%	12/1/42	2,500	2,561
Wright State University Ohio General Revenue	5.000%	5/1/26	2,030	2,271
Wright State University Ohio General Revenue	5.000%	5/1/31	3,000	3,284
				1,000,442
Virgin Islands (0.5%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	4,000	4,387

Guam (0.3%)
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,604

Puerto Rico (0.0%)
Puerto Rico Public Finance Corp. Revenue	6.000%	8/1/26 (ETM)	305	392
Total Tax-Exempt Municipal Bonds (Cost $959,861)				1,007,825
Other Assets and Liabilities (-1.2%)
Other Assets				15,955
Liabilities				(27,462)
				(11,507)
Net Assets (100%)
Applicable to 79,768,465 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				996,318
Net Asset Value Per Share				$12.49

Ohio Long-Term Tax-Exempt Fund

At May 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	948,554
Undistributed Net Investment Income	2
Accumulated Net Realized Losses	(202)
Unrealized Appreciation (Depreciation)	47,964
Net Assets	996,318

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate value of these securities was $9,695,000, representing 1.0% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2015.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2015
($000)
Investment Income
Income
Interest	17,466
Total Income	17,466
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative	602
Marketing and Distribution	85
Custodian Fees	6
Shareholders’ Reports	5
Total Expenses	746
Net Investment Income	16,720
Realized Net Gain (Loss)
Investment Securities Sold	1,135
Futures Contracts	(4)
Realized Net Gain (Loss)	1,131
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(7,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,796

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,720	33,116
Realized Net Gain (Loss)	1,131	5,733
Change in Unrealized Appreciation (Depreciation)	(7,055)	49,469
Net Increase (Decrease) in Net Assets Resulting from Operations	10,796	88,318
Distributions
Net Investment Income	(16,718)	(33,116)
Realized Capital Gain[1]	(5,027)	(3,623)
Total Distributions	(21,745)	(36,739)
Capital Share Transactions
Issued	77,485	114,638
Issued in Lieu of Cash Distributions	15,392	25,605
Redeemed	(50,664)	(128,721)
Net Increase (Decrease) from Capital Share Transactions	42,213	11,522
Total Increase (Decrease)	31,264	63,101
Net Assets
Beginning of Period	965,054	901,953
End of Period[2]	996,318	965,054

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,547,000 and $54,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.63	$11.93	$12.96	$12.09	$11.92	$11.93
Investment Operations
Net Investment Income	. 213.444		.454	.449	.478	.491
Net Realized and Unrealized Gain (Loss)
on Investments	(.075)	.749	(1.003)	.870	.191	(.010)
Total from Investment Operations	.138	1.193	(.549)	1.319	.669	.481
Distributions
Dividends from Net Investment Income	(. 213)	(. 444)	(. 454)	(. 449)	(. 478)	(. 491)
Distributions from Realized Capital Gains	(. 065)	(. 049)	(. 027)	—	(. 021)	—
Total Distributions	(. 278)	(. 493)	(. 481)	(. 449)	(. 499)	(. 491)
Net Asset Value, End of Period	$12.49	$12.63	$11.93	$12.96	$12.09	$11.92

Total Return[1]	1.09%	10.19%	-4.28%	11.08%	5.81%	4.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$996	$965	$902	$1,055	$875	$944
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.38%	3.60%	3.69%	3.57%	4.06%	4.07%
Portfolio Turnover Rate	12%	23%	28%	15%	20%	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at May 31, 2015.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and for the period ended May 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Ohio Long-Term Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At May 31, 2015, the fund had contributed capital of $89,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,007,825	—
Futures Contracts—Assets[1]	19	—	—
Total	19	1,007,825	—

1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

Ohio Long-Term Tax-Exempt Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2015, the cost of investment securities for tax purposes was $961,189,000. Net unrealized appreciation of investment securities for tax purposes was $46,636,000, consisting of unrealized gains of $48,415,000 on securities that had risen in value since their purchase and $1,779,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended May 31, 2015, the fund purchased $102,108,000 of investment securities and sold $58,027,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2015	November 30, 2014
	Shares	Shares
	(000)	(000)
Issued	6,126	9,285
Issued in Lieu of Cash Distributions	1,220	2,082
Redeemed	(4,013)	(10,556)
Net Increase (Decrease) in Shares Outstanding	3,333	811

G. Management has determined that no material events or transactions occurred subsequent to May 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	11/30/2014	5/31/2015	Period
Based on Actual Fund Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.35
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,010.93	$0.75
Based on Hypothetical 5% Yearly Return
Ohio Tax-Exempt Money Market Fund	$1,000.00	$1,024.58	$0.35
Ohio Long-Term Tax-Exempt Fund	$1,000.00	$1,024.18	$0.76

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Ohio Tax-Exempt Money Market Fund, 0.07%; and for the Ohio Long-Term Tax-Exempt Fund, 0.15%. (The six-month expense ratio for the Ohio Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the
Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each of the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, taking into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a benchmark index (as applicable) and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Ohio Tax-Exempt Money Market Funds Average: Ohio Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q962 072015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 16, 2015
VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.